UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (date of earliest event reported): December 5, 2006

MTI Technology Corporation
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

0-23418	95-3601802
(Commission File Number)	(I.R.S. Employer
Identification No.)
17595 Cartwright Road
Irvine, California 92614
(Address of Principal Executive Offices) (Zip Code)
(949) 251-1101
(Registrant’s Telephone Number,
Including Area Code)
(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing
Item 9.01 Financial Statements and Exhibits
SIGNATURE
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.
     As previously disclosed by MTI Technology Corporation (“MTI”) in its Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) on November 9, 2006, on November 3, 2006 MTI received a Nasdaq Staff Deficiency Letter indicating that for ten consecutive trading days preceding the letter, MTI’s market value of listed securities had been below the $35,000,000 minimum required for continued listing on The Nasdaq Capital Market pursuant to Marketplace Rule 4310(c)(2)(B)(ii). Nasdaq granted MTI 30 calendar days, or until December 1, 2006, to regain compliance with such rule. MTI also disclosed in the same Form 8-K the receipt of a Nasdaq Staff Deficiency Letter, dated November 7, 2006, indicating that MTI did not comply with the minimum bid price requirement for continued listing set forth in Nasdaq Marketplace Rule 4310(c)(4).
     On December 5, 2006, MTI received a notice from the NASDAQ Stock Market stating that MTI had failed to regain compliance with Marketplace Rule 4310(c)(2)(B)(ii), and that its securities would therefore be delisted from The Nasdaq Capital Market. MTI intends to request a hearing with the Nasdaq Listing Qualifications Panel, pursuant to applicable Nasdaq rules, to appeal the delisting determination. The hearing request will stay the delisting of MTI’s common stock pending the panel’s decision on the appeal. MTI’s appeal is also required to address its failure to comply with the minimum bid price requirement. There can be no assurance that MTI’s appeal will be successful.
     On December 11, 2006, MTI issued a press release announcing its receipt of the December 5, 2006 letter and Nasdaq determination as well as its intent to appeal the determination. A copy of the press release is attached hereto as Exhibit 99.1. A copy of the December 5, 2006 letter from Nasdaq is attached hereto as Exhibit 99.2.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description

99.1	Press Release, dated December 11, 2006.

99.2	Letter, dated December 5, 2006, from The Nasdaq Stock Market to MTI Technology Corporation.
***
     This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include statements regarding MTI’s expectations, hopes, beliefs or intentions regarding the future, including but not limited to statements regarding MTI’s intentions regarding an appeal of Nasdaq’s delisting determination. Forward-looking statements involve certain risks and uncertainties, and actual results may differ materially from those discussed in any such statement. Factors that could cause actual results to differ materially from such forward-looking statements include the volatility of MTI’s stock price and other factors affecting MTI’s business and its ability to regain compliance with applicable Nasdaq rules. Other important factors are set forth from time to time in MTI’s periodic and other filings with the Securities and Exchange Commission, including its Form 10-K for the fiscal year ended April 1, 2006. All forward-looking statements in this document are made as of the date hereof, based on information available to the MTI as of the date hereof, and MTI assumes no obligation to update any forward-looking statement.
***

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MTI TECHNOLOGY CORPORATION
Date: December 11, 2006	By:	/s/ SCOTT J. POTERACKI
Scott J. Poteracki
Executive Vice President, Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated December 11, 2006.

99.2	Letter, dated December 5, 2006, from The Nasdaq Stock Market to MTI Technology Corporation.